Exhibit 99.1






Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                         THIRD QUARTER FINANCIAL RESULTS

ROANOKE, Va. (August 16, 2005)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $126,771 or $0.06 per share on continuing operations and earnings of $229,525 or $0.11 per share for total operations on 2,098,683 average diluted shares outstanding for the quarter ended June 30, 2005. This compares to a quarterly loss for the same quarter last year of $275,743 or $0.13 per share on continuing operations and a loss of $512,664 or $0.25 per share for total operations on 2,031,334 average diluted shares outstanding. John Williamson, Chairman, President and CEO, attributed the improvement in earnings from continuing operations primarily to the impact of improved natural gas sales margins and the income from discontinued operations with a gain on the sale of real estate of $153,000.
         Earnings per share for the twelve months ending June 30, 2005 were $1.50 on continuing operations and $6.06 for total operations on 2,082,598 average diluted shares outstanding compared to $1.19 for continuing operations and $1.80 for total operations on 2,028,649 average diluted shares outstanding for the twelve months ended June 30, 2004. Earnings for the twelve months ended June 30, 2005 were positively impacted by a gain of $9,504,329 or $4.56 per diluted share on the sale of propane assets in the quarter ended September 30, 2004.
         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.
         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.
         Summary financial statements for the third quarter and twelve months are as follows:

                                          RGC Resources, Inc. and Subsidiaries
                          Condensed Consolidated Statements of Income and Comprehensive Income
                                                       (Unaudited)

                                                  Three Months Ended                 Twelve Months Ended
                                                       June 30,                           June 30,
                                                2005              2004              2005             2004
                                           ---------------------------------  ---------------------------------

Revenues                                      $20,838,353        $18,233,478      $114,120,326     $101,343,700
Cost of sales                                  15,850,234         13,830,715        89,329,599       78,334,466
                                           --------------   ----------------  ----------------   --------------
Gross margin                                    4,988,119          4,402,763        24,790,727       23,009,234
Other operating expenses                        4,312,086          4,376,556        17,820,068       17,269,096
Interest expense                                  465,107            439,166         1,996,874        1,916,771
                                           --------------   ----------------  ----------------   --------------
Income (loss) from continuing operations
   before income taxes                            210,926          (412,959)         4,973,785        3,823,367
Income tax expense (benefit) from
   continuing operations                           84,155          (137,216)         1,857,593        1,419,129
                                           --------------   ----------------  ----------------   --------------
Net income (loss) from continuing
   operations                                     126,771          (275,743)         3,116,192        2,404,238
Income (loss) from discontinued operations,
   net of income taxes                            102,754          (236,921)         9,501,469        1,242,459
                                           --------------   ----------------  ----------------   --------------
Net income (loss)                                 229,525          (512,664)        12,617,661        3,646,697
Other comprehensive income, net of tax                895             89,942            54,813          144,504
                                           --------------   ----------------  ----------------   --------------
Comprehensive income (loss)                      $230,420       $  (422,722)     $  12,672,474       $3,791,201
                                           ==============   ================  ================ ================

Basic earnings per share of common stock:
  Income (loss) from continuing operations          $0.06          $  (0.13)             $1.51          $  1.19
  Discontinued operations                            0.05             (0.12)              4.59             0.62
                                           --------------   ----------------  ----------------   --------------
  Net income (loss)                                 $0.11          $  (0.25)             $6.10          $  1.81
                                           ==============   ================  ================ ================

Diluted earnings per share of common stock:
  Income (loss) from continuing operations          $0.06          $  (0.13)             $1.50          $  1.19
  Discontinued operations                            0.05             (0.12)              4.56             0.61
                                           --------------   ----------------  ----------------   --------------
  Net income (loss)                                 $0.11          $  (0.25)             $6.06          $  1.80
                                           ==============   ================  ================ ================

Cash dividends per common share                   $ 0.295            $ 0.295           $ 5.680           $1.160
                                           ==============   ================  ================ ================

Weighted average number of common shares outstanding:
Basic                                           2,085,029          2,031,334         2,068,385        2,015,477
Diluted                                         2,098,683          2,031,334         2,082,598        2,028,649




                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                                         June 30,
Assets                                                            2005              2004
                                                            ----------------  ----------------
Current assets                                                 $  31,069,548     $  30,773,308
Total property, plant and equipment, net                          72,898,842        68,742,615
Other assets                                                         445,261           665,430
                                                            ----------------  ----------------

  Total Assets                                                  $104,413,651      $100,181,353
                                                            ================  ================

Liabilities and Stockholders' Equity
Current liabilities                                              $36,813,828       $22,662,162
Long-term debt                                                    16,000,000        30,200,000
Deferred credits and other liabilities                            12,275,618        10,169,972
                                                            ----------------  ----------------
Total Liabilities                                                 65,089,446        63,032,134
Stockholders' Equity                                              39,324,205        37,149,219
                                                            ----------------  ----------------

  Total Liabilities and Stockholders' Equity                    $104,413,651      $100,181,353
                                                            ================  ================

